UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

Caterpillar Financial Services Corporation
(Exact name of Registrant as specified in its charter)

001-11241
(Commission File Number)

Delaware	37-1105865
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2120 West End Avenue
Nashville, Tennessee 37203-0001
(Address of principal executive offices, with zip code)

(615) 341-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.	Other Events.

Caterpillar Financial Services Corporation (the “Company”) is filing the following exhibits in connection with its issuance on December 15, 2011 of $400,000,000 aggregate principal amount of its Medium-Term Notes, Series G, 1.125% Notes due 2014 (the “Fixed Rate Notes”) and $200,000,000 aggregate principal amount of its Medium-Term Notes, Series G, Floating Rate Notes due 2013 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Notes”) pursuant to the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-173364) (the “Registration Statement”) and the related Prospectus dated April 7, 2011, Prospectus Supplement dated April 7, 2011 and Pricing Supplements, each dated December 12, 2011, relating to the Fixed Rate Notes and the Floating Rate Notes, respectively

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:
The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

	5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR FINANCIAL SERVICES CORPORATION

December 15, 2011	By:	/s/ J. Wesley Blumenshine
J. Wesley Blumenshine
Secretary

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EXHIBIT INDEX
Exhibit No.	Description

5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).